UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2005

ALLIANCE SEMICONDUCTOR
CORPORATION
(Exact name of registrant as specified in its charter)
000-22594
(Commission File Number)

Delaware	77-0057842
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)
2575 Augustine Drive
Santa Clara, California 95054-2914
(Address of principal executive offices, with zip code)
(408) 855-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 16.1

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and
Exchange Commission dated December 13, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE SEMICONDUCTOR CORPORATION
Date: December 15, 2005	By:	/s/ Melvin L. Keating
Melvin L. Keating
Interim President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated December 13, 2005.